[Graphic Appears Here] POPULAR                            [Graphic Appears Here]
                       ABS, INC. (SM)                     FBR(R)

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-5



                       COMPUTATIONAL MATERIALS DISCLAIMER



The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.


If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY
================================================================================

--------------------------------------------------------------------------------------------------------

                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated Weighted Weighted
                                    # of        Principal     Curr    Gross  Remaining  Average  Average
Current Principal Balance ($)      Loans          Balance Prin Bal   Coupon       Term Orig LTV     FICO
--------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                      53     2,292,813.07     0.28    8.379        302    61.42      597
50,000.01 - 100,000.00               856    67,503,622.01     8.26    7.657        347    82.69      622
100,000.01 - 150,000.00            1,087   136,111,442.96    16.66    7.380        352    83.85      623
150,000.01 - 200,000.00              910   158,569,400.31    19.41    7.121        351    83.44      630
200,000.01 - 250,000.00              509   114,375,744.18    14.00    7.041        356    81.75      630
250,000.01 - 300,000.00              365    99,774,757.68    12.21    6.993        355    82.53      633
300,000.01 - 350,000.00              239    77,438,876.20     9.48    6.971        356    82.83      632
350,000.01 - 400,000.00              157    58,913,663.47     7.21    6.995        357    83.10      640
400,000.01 - 450,000.00               81    34,466,517.62     4.22    6.879        356    82.60      642
450,000.01 - 500,000.00               71    34,059,078.78     4.17    7.029        353    83.60      652
500,000.01 - 550,000.00               25    13,147,647.32     1.61    6.634        353    81.78      659
550,000.01 - 600,000.00               16     9,109,122.75     1.11    6.971        358    81.30      657
600,000.01 - 650,000.00                6     3,730,611.72     0.46    6.728        358    81.93      624
650,000.01 - 700,000.00                3     2,066,899.99     0.25    5.881        358    82.60      689
700,000.01 - 750,000.00                5     3,678,675.20     0.45    6.717        359    76.40      640
800,000.01 - 850,000.00                1       843,636.71     0.10    6.375        357    79.07      784
900,000.01 - 950,000.00                1       920,000.00     0.11    7.250        359    80.00      730
--------------------------------------------------------------------------------------------------------
Total:                             4,385   817,002,509.97   100.00    7.131        353    82.83      632
--------------------------------------------------------------------------------------------------------
Min: $22,974.62
Max: $920,000.00
Average: $186,317.56
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated Weighted Weighted
                                    # of        Principal     Curr    Gross  Remaining  Average  Average
Current Gross Rate                 Loans          Balance Prin Bal   Coupon       Term Orig LTV     FICO
--------------------------------------------------------------------------------------------------------
4.500 - 4.999                          5     1,171,627.68     0.14    4.990        358    79.38      650
5.000 - 5.499                         25     6,051,251.66     0.74    5.369        354    76.53      699
5.500 - 5.999                        236    57,869,254.94     7.08    5.864        350    79.68      662
6.000 - 6.499                        507   108,407,337.38    13.27    6.299        351    80.88      655
6.500 - 6.999                      1,251   256,719,542.84    31.42    6.782        355    82.68      643
7.000 - 7.499                        762   135,751,724.68    16.62    7.273        353    84.15      635
7.500 - 7.999                        913   154,890,212.35    18.96    7.749        354    84.34      611
8.000 - 8.499                        279    43,037,810.31     5.27    8.252        357    84.99      601
8.500 - 8.999                        255    36,512,885.59     4.47    8.756        353    82.70      576
9.000 - 9.499                         59     6,362,380.31     0.78    9.263        350    83.15      570
9.500 - 9.999                         61     6,938,457.33     0.85    9.724        352    81.17      561
10.000 - 10.499                       11     1,178,957.22     0.14   10.282        358    79.97      561
10.500 - 10.999                       14     1,597,647.08     0.20   10.858        348    77.24      555
11.000 - 11.499                        1       104,966.38     0.01   11.490        359    50.00      557
11.500 - 11.999                        5       358,493.01     0.04   11.669        358    71.22      562
12.500 - 12.999                        1        49,961.21     0.01   12.500        357    78.13      509
--------------------------------------------------------------------------------------------------------
Total:                             4,385   817,002,509.97   100.00    7.131        353    82.83      632
--------------------------------------------------------------------------------------------------------
Min: 4.990
Max: 12.500
Weighted Average: 7.131
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                # of        Principal      Curr     Gross   Remaining   Average   Average
FICO                           Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
500 - 524                        223    37,797,054.24      4.63     8.144         354     72.41       513
525 - 549                        218    37,665,863.50      4.61     8.090         356     77.42       537
550 - 574                        255    46,247,750.39      5.66     7.643         355     79.81       564
575 - 599                        566    94,753,338.64     11.60     7.241         354     81.39       589
600 - 624                        764   135,160,694.74     16.54     7.111         353     82.58       613
625 - 649                        863   164,632,333.22     20.15     7.021         354     84.57       636
650 - 674                        704   134,941,334.58     16.52     6.954         353     85.56       661
675 - 699                        384    76,548,677.68      9.37     6.836         352     85.40       686
700 - 724                        185    38,758,613.50      4.74     6.703         350     83.67       710
725 - 749                        118    25,248,328.52      3.09     6.601         354     83.92       735
750 - 774                         72    17,014,826.03      2.08     6.786         355     84.66       762
775 - 799                         24     6,942,923.25      0.85     6.438         340     78.10       786
800 - 824                          9     1,290,771.68      0.16     6.605         358     78.85       806
---------------------------------------------------------------------------------------------------------
Total:                         4,385   817,002,509.97    100.00     7.131         353     82.83       632
---------------------------------------------------------------------------------------------------------
Min: 500
Max: 814
NZ Weighted Average: 632
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                # of        Principal      Curr     Gross   Remaining   Average   Average
Original LTV                   Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
5.01 - 10.00                       1        46,000.00      0.01     8.990         180     10.00       590
15.01 - 20.00                      5       267,361.68      0.03     8.905         328     18.84       567
20.01 - 25.00                      2       130,151.69      0.02     8.332         308     22.74       614
25.01 - 30.00                      9       911,345.47      0.11     7.353         336     28.01       585
30.01 - 35.00                      5       366,541.18      0.04     6.650         338     32.80       666
35.01 - 40.00                     12     1,133,482.05      0.14     7.423         307     37.68       602
40.01 - 45.00                     21     3,636,895.17      0.45     7.186         338     42.96       623
45.01 - 50.00                     19     3,284,529.57      0.40     6.730         358     47.41       628
50.01 - 55.00                     32     5,788,153.48      0.71     7.063         342     53.01       597
55.01 - 60.00                     56     9,746,848.48      1.19     7.007         351     57.69       614
60.01 - 65.00                     79    14,341,246.68      1.76     7.374         350     63.44       585
65.01 - 70.00                    163    31,822,699.49      3.90     7.134         354     68.57       604
70.01 - 75.00                    240    49,099,128.83      6.01     7.202         351     73.79       601
75.01 - 80.00                  1,887   351,650,949.94     43.04     6.969         355     79.75       638
80.01 - 85.00                    446    85,554,428.04     10.47     7.197         353     84.31       613
85.01 - 90.00                    599   117,677,951.78     14.40     7.280         352     89.57       627
90.01 - 95.00                    231    43,436,496.78      5.32     7.363         352     94.44       645
95.01 - 100.00                   578    98,108,299.66     12.01     7.316         353     99.74       666
---------------------------------------------------------------------------------------------------------
Total:                         4,385   817,002,509.97    100.00     7.131         353     82.83       632
---------------------------------------------------------------------------------------------------------
Min: 10.00
Max: 100.00
Weighted Average: 82.83
% > 80: 42.20
% > 90: 17.32
% > 95: 12.01
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 2 of 8

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY
================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                     Weighted      Average
                                               Current      Pct by    Average       Stated    Weighted    Weighted
                                  # of       Principal        Curr      Gross    Remaining     Average     Average
Original Term (months)           Loans         Balance    Prin Bal     Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------
120                                  8      745,981.40        0.09      7.636          119       80.71         642
180                                131   17,132,724.98        2.10      6.988          178       80.92         641
240                                 40    6,505,566.22        0.80      7.106          239       84.22         650
300                                  3      441,994.16        0.05      7.083          298       88.34         621
360                              4,203  792,176,243.21       96.96      7.134          358       82.86         632
------------------------------------------------------------------------------------------------------------------
Total:                           4,385  817,002,509.97      100.00      7.131          353       82.83         632
------------------------------------------------------------------------------------------------------------------
Min: 120
Max: 360
Weighted Average: 355
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                     Weighted      Average
                                               Current      Pct by    Average       Stated    Weighted    Weighted
                                  # of       Principal        Curr      Gross    Remaining     Average     Average
Stated Remaining Term (months)   Loans         Balance    Prin Bal     Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------
61 - 120                             8      745,981.40        0.09      7.636          119       80.71         642
121 - 180                          131   17,132,724.98        2.10      6.988          178       80.92         641
181 - 240                           40    6,505,566.22        0.80      7.106          239       84.22         650
241 - 300                            3      441,994.16        0.05      7.083          298       88.34         621
301 - 360                        4,203  792,176,243.21       96.96      7.134          358       82.86         632
------------------------------------------------------------------------------------------------------------------
Total:                           4,385  817,002,509.97      100.00      7.131          353       82.83         632
------------------------------------------------------------------------------------------------------------------
Min: 117
Max: 360
Weighted Average: 353
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                     Weighted      Average
                                               Current      Pct by    Average       Stated    Weighted    Weighted
FRM                               # of       Principal        Curr      Gross    Remaining     Average     Average
ARM                              Loans         Balance    Prin Bal     Coupon         Term    Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------
ARM                              2,271  446,191,828.94       54.61      7.084          358       83.11         632
Fixed Rate                       2,114  370,810,681.03       45.39      7.187          347       82.48         632
------------------------------------------------------------------------------------------------------------------
Total:                           4,385  817,002,509.97      100.00      7.131          353       82.83         632
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY
================================================================================

----------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted
                                                                               Weighted    Average
                                                           Current     Pct by   Average     Stated  Weighted  Weighted
                                             # of        Principal       Curr     Gross  Remaining   Average   Average
Product                                     Loans          Balance   Prin Bal    Coupon       Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------
Fixed 30 yr                                 1,822   317,967,703.99      38.92     7.240        358     82.35       628
ARM 2/28                                    1,292   223,304,757.01      27.33     7.279        358     82.60       618
ARM 2/28 - 60mo IO                            487   114,643,460.19      14.03     6.877        358     83.54       650
ARM 3/27                                      270    53,081,132.62       6.50     7.232        358     83.74       626
Fixed 30 yr - 60mo IO                         110    28,016,710.28       3.43     6.713        358     84.55       667
ARM 3/27 - 60mo IO                            102    25,941,717.45       3.18     6.625        358     84.00       658
ARM 5/25                                       85    19,158,682.51       2.34     6.751        359     83.92       641
ARM 5/25 - 60mo IO                             35    10,062,079.16       1.23     6.159        359     82.36       681
Balloon 30/15                                  52     8,370,653.76       1.02     6.585        178     84.09       657
Fixed 15 yr                                    73     7,788,021.22       0.95     7.483        178     76.39       622
Fixed 20 yr                                    39     6,175,566.22       0.76     7.113        239     83.38       648
Fixed 15 yr - 60mo IO                           6       974,050.00       0.12     6.486        178     89.81       659
Fixed 10 yr                                     8       745,981.40       0.09     7.636        119     80.71       642
Fixed 25 yr                                     3       441,994.16       0.05     7.083        298     88.34       621
Fixed 20 yr - 60mo IO                           1       330,000.00       0.04     6.990        239    100.00       681
----------------------------------------------------------------------------------------------------------------------
Total:                                      4,385   817,002,509.97     100.00     7.131        353     82.83       632
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted
                                                                               Weighted    Average
                                                           Current     Pct by   Average     Stated  Weighted  Weighted
                                             # of        Principal       Curr     Gross  Remaining   Average   Average
Prepayment Penalty Original Term (months)   Loans          Balance   Prin Bal    Coupon       Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------
0                                             672   115,509,492.03      14.14     7.416        354     83.33       632
6                                               3       325,151.64       0.04     8.113        358     81.89       603
12                                            370    96,904,956.59      11.86     7.244        355     78.52       628
24                                          1,249   226,716,612.85      27.75     6.973        356     83.26       636
36                                            908   160,095,781.27      19.60     7.170        349     84.95       639
48                                              7       852,579.11       0.10     7.213        359     75.61       629
60                                          1,176   216,597,936.48      26.51     7.061        353     82.50       625
----------------------------------------------------------------------------------------------------------------------
Total:                                      4,385   817,002,509.97     100.00     7.131        353     82.83       632
----------------------------------------------------------------------------------------------------------------------
Loans with Penalty:     85.86
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted
                                                                               Weighted    Average
                                                           Current     Pct by   Average     Stated  Weighted  Weighted
                                             # of        Principal       Curr     Gross  Remaining   Average   Average
Lien                                        Loans          Balance   Prin Bal    Coupon       Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------
First Lien                                  4,385   817,002,509.97     100.00     7.131        353     82.83       632
----------------------------------------------------------------------------------------------------------------------
Total:                                      4,385   817,002,509.97     100.00     7.131        353     82.83       632
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                          Weighted
                                                                               Weighted    Average
                                                           Current     Pct by   Average     Stated  Weighted  Weighted
                                             # of        Principal       Curr     Gross  Remaining   Average   Average
Documentation Type                          Loans          Balance   Prin Bal    Coupon       Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------
Full Doc                                    2,982   521,051,352.61      63.78     7.068        352     84.47       623
SI                                          1,372   286,677,586.47      35.09     7.242        355     79.85       648
Alt Doc                                        28     8,593,296.47       1.05     7.299        358     82.95       625
Lite Doc                                        3       680,274.42       0.08     6.094        315     72.83       712
----------------------------------------------------------------------------------------------------------------------
Total:                                      4,385   817,002,509.97     100.00     7.131        353     82.83       632
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current    Pct by    Average      Stated  Weighted   Weighted
                            # of          Principal      Curr      Gross   Remaining   Average    Average
Loan Purpose               Loans            Balance  Prin Bal     Coupon        Term  Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
Cashout Refinance          2,962     560,285,751.33     68.58      7.153       352       82.49        623
Purchase                   1,175     215,503,093.94     26.38      7.103       357       83.26        655
Rate/Term Refinance          248      41,213,664.70      5.04      6.978       353       85.09        633
---------------------------------------------------------------------------------------------------------
Total:                     4,385     817,002,509.97    100.00      7.131       353       82.83        632
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current    Pct by    Average      Stated  Weighted   Weighted
                            # of          Principal      Curr      Gross   Remaining   Average    Average
Property Type              Loans            Balance  Prin Bal     Coupon        Term  Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
Single Family Detached     3,925     715,913,175.34     87.63      7.123         353     83.25        632
Duplex                       213      54,559,961.34      6.68      7.169         356     77.98        628
Condominium                  201      35,828,682.50      4.39      7.203         355     81.72        636
Triplex                       23       6,044,897.29      0.74      7.170         359     80.46        660
Townhouse                     14       2,744,922.73      0.34      7.188         359     84.68        616
Quadruplex                     5       1,424,075.85      0.17      7.519         359     86.03        635
Row Home                       4         486,794.92      0.06      7.366         323     88.45        610
---------------------------------------------------------------------------------------------------------
Total:                     4,385     817,002,509.97    100.00      7.131         353     82.83        632
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                            Current    Pct by    Average      Stated  Weighted   Weighted
                            # of          Principal      Curr      Gross   Remaining   Average    Average
Occupancy Type             Loans            Balance  Prin Bal     Coupon        Term  Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
Owner-Occupied             4,211     787,658,652.75     96.41      7.115         353     83.01        631
Non-Owner Occupied           173      29,184,794.40      3.57      7.553         356     77.86        658
Second Home                    1         159,062.82      0.02      7.500         358     90.00        655
---------------------------------------------------------------------------------------------------------
Total:                     4,385     817,002,509.97    100.00      7.131         353     82.83        632
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY
================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                         Weighted
                                                                            Weighted      Average
                                                 Current          Pct by     Average       Stated    Weighted    Weighted
                                 # of          Principal            Curr       Gross    Remaining     Average     Average
State                           Loans            Balance        Prin Bal      Coupon         Term    Orig LTV        FICO
-------------------------------------------------------------------------------------------------------------------------
New York                          352      97,354,066.89           11.92       7.153          355       76.89         621
California                        236      71,320,290.14            8.73       6.881          355       79.10         644
Florida                           380      69,721,700.00            8.53       7.187          356       81.37         636
Maryland                          266      66,516,340.34            8.14       6.928          351       83.35         631
Michigan                          378      52,590,831.48            6.44       7.086          355       86.11         642
Illinois                          209      43,699,310.76            5.35       7.303          355       84.76         633
Virginia                          177      37,108,387.80            4.54       7.030          354       84.24         636
New Jersey                        144      36,814,548.06            4.51       7.099          358       81.05         614
Ohio                              268      36,443,887.79            4.46       7.145          347       87.77         641
Arizona                           149      26,133,796.46            3.20       7.092          354       81.98         643
Indiana                           221      26,024,297.67            3.19       7.264          353       85.25         634
Pennsylvania                      178      24,650,763.04            3.02       7.372          352       85.99         625
Georgia                           155      23,021,329.48            2.82       7.317          353       85.48         627
Massachusetts                      86      22,378,312.94            2.74       6.951          357       79.95         615
Nevada                             66      17,215,449.21            2.11       6.925          358       83.91         642
North Carolina                    111      14,944,278.59            1.83       7.171          351       86.65         636
Tennessee                         100      13,294,081.13            1.63       7.106          333       87.50         642
Connecticut                        62      13,153,850.03            1.61       7.157          354       81.16         615
Wisconsin                          88      13,045,910.50            1.60       7.370          354       87.04         634
Missouri                          101      12,779,538.98            1.56       7.315          357       86.64         629
Colorado                           62      11,567,693.27            1.42       6.874          357       84.77         659
Washington                         43       8,035,885.83            0.98       7.157          353       82.73         622
Texas                              72       8,020,360.48            0.98       7.953          336       85.61         623
South Carolina                     59       7,708,648.88            0.94       7.597          356       85.94         623
Rhode Island                       31       7,586,890.53            0.93       7.047          359       80.26         613
Kansas                             68       7,538,452.43            0.92       7.348          337       88.18         637
Kentucky                           53       7,432,759.79            0.91       7.075          351       86.35         641
Alabama                            45       6,125,958.82            0.75       7.373          345       84.93         628
Minnesota                          30       4,982,764.90            0.61       6.691          344       81.58         643
Utah                               27       4,160,456.68            0.51       7.360          357       86.10         632
Maine                              20       3,546,785.44            0.43       7.150          333       82.78         625
Delaware                           16       3,528,686.31            0.43       6.986          359       81.23         605
Oregon                             18       3,286,999.52            0.40       7.257          351       83.20         613
Oklahoma                           26       2,860,877.44            0.35       7.640          344       82.80         630
New Mexico                         16       2,323,581.30            0.28       7.693          358       87.74         606
New Hampshire                      10       2,229,358.33            0.27       6.708          342       82.29         635
Iowa                               18       2,064,607.11            0.25       7.344          358       88.15         642
Arkansas                           19       1,946,620.84            0.24       7.989          333       79.21         597
Nebraska                           14       1,763,415.01            0.22       7.482          347       93.56         659
Idaho                               8       1,574,249.31            0.19       7.283          358       79.83         610
Vermont                             2         408,545.83            0.05       7.221          357       63.57         569
North Dakota                        1          97,940.63            0.01       8.500          359       84.85         525
-------------------------------------------------------------------------------------------------------------------------
Total:                          4,385     817,002,509.97          100.00       7.131          353       82.83         632
-------------------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 11236(0.34400%),20772(0.31479%),10466(0.31207%)
Number of States: 42
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY
================================================================================

--------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated  Weighted   Weighted
                            # of        Principal       Curr      Gross   Remaining   Average    Average
Gross Margin               Loans          Balance   Prin Bal     Coupon        Term  Orig LTV       FICO
--------------------------------------------------------------------------------------------------------
1.500 - 1.999                  5     1,373,326.28       0.31      5.786         359     82.38        648
2.000 - 2.499                 10     2,656,313.50       0.60      6.122         358     78.55        687
2.500 - 2.999                  8     2,057,989.03       0.46      6.515         358     77.90        599
3.000 - 3.499                  5     1,026,399.93       0.23      7.106         358     86.00        591
3.500 - 3.999                 19     5,333,696.25       1.20      7.359         358     81.59        646
4.000 - 4.499                 14     3,353,747.47       0.75      6.686         358     83.18        679
4.500 - 4.999                 39     8,156,990.34       1.83      6.328         358     80.74        650
5.000 - 5.499                113    27,214,280.10       6.10      6.019         358     82.47        666
5.500 - 5.999                397    83,292,273.42      18.67      6.544         358     82.29        651
6.000 - 6.499                507   100,293,715.98      22.48      6.698         358     84.11        642
6.500 - 6.999                435    85,934,474.45      19.26      7.247         359     83.48        632
7.000 - 7.499                243    44,665,233.35      10.01      7.653         358     84.37        618
7.500 - 7.999                288    53,036,226.93      11.89      7.853         358     81.13        589
8.000 - 8.499                 96    14,565,381.45       3.26      8.477         358     86.03        597
8.500 - 8.999                 67     9,769,724.09       2.19      8.784         358     84.08        589
9.000 - 9.499                 21     2,630,258.58       0.59      9.104         358     82.24        581
9.500 - 9.999                  4       831,797.79       0.19      9.202         358     84.58        566
--------------------------------------------------------------------------------------------------------
Total:                     2,271   446,191,828.94     100.00      7.084         358     83.11        632
--------------------------------------------------------------------------------------------------------
Min (>0): 1.610
Max: 9.990
Weighted Average (>0): 6.483
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated  Weighted   Weighted
                          # of          Principal       Curr      Gross   Remaining   Average    Average
Minimum Interest rate      Loans          Balance   Prin Bal     Coupon        Term  Orig LTV       FICO
--------------------------------------------------------------------------------------------------------
3.000 - 3.499                  1       129,610.15       0.03      6.690         358     85.00        595
3.500 - 3.999                  3       846,245.54       0.19      6.598         358     81.52        650
4.000 - 4.499                  1       189,713.70       0.04      7.440         358     95.00        621
4.500 - 4.999                 13     2,808,022.09       0.63      5.734         358     82.60        660
5.000 - 5.499                 59    14,075,574.24       3.15      5.889         358     82.98        673
5.500 - 5.999                208    46,118,556.71      10.34      6.227         358     83.26        652
6.000 - 6.499                380    81,693,529.94      18.31      6.482         358     82.65        648
6.500 - 6.999                606   121,620,791.17      27.26      6.850         358     83.20        638
7.000 - 7.499                342    63,405,423.68      14.21      7.347         358     83.30        636
7.500 - 7.999                386    72,211,051.66      16.18      7.783         358     82.82        607
8.000 - 8.499                101    16,647,956.17       3.73      8.269         358     84.43        601
8.500 - 8.999                103    17,906,318.02       4.01      8.790         358     84.01        578
9.000 - 9.499                 30     3,769,403.53       0.84      8.971         358     85.09        574
9.500 - 9.999                 24     3,358,175.97       0.75      9.625         358     81.43        556
10.000 - 10.499                4       427,833.11       0.10     10.284         359     81.09        557
10.500 - 10.999                7       723,358.79       0.16     10.782         358     77.60        552
11.000 - 11.499                1       104,966.38       0.02     11.490         359     50.00        557
11.500 - 11.999                2       155,298.09       0.03     11.675         359     80.74        577
--------------------------------------------------------------------------------------------------------
Total:                     2,271   446,191,828.94     100.00      7.084         358     83.11        632
--------------------------------------------------------------------------------------------------------
Min (>0): 3.490
Max: 11.990
Weighted Average (>0): 6.926
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY
================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted
                                                                      Weighted       Average
                                            Current         Pct by     Average        Stated   Weighted    Weighted
                             # of         Principal           Curr       Gross     Remaining    Average     Average
Maximum Interest Rate       Loans           Balance       Prin Bal      Coupon          Term   Orig LTV        FICO
-------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                 4        894,754.33           0.20       5.245           358      82.03         635
11.000 - 11.499                18      4,809,064.70           1.08       5.502           359      78.82         696
11.500 - 11.999                94     22,854,498.42           5.12       5.898           359      82.83         651
12.000 - 12.499               120     28,310,907.48           6.35       6.260           358      81.87         647
12.500 - 12.999               347     76,809,948.01          17.21       6.634           358      82.82         638
13.000 - 13.499               405     78,983,333.28          17.70       6.778           358      82.91         643
13.500 - 13.999               589    112,104,538.20          25.12       7.157           358      84.32         633
14.000 - 14.499               304     53,925,018.48          12.09       7.593           358      83.89         629
14.500 - 14.999               204     34,363,519.03           7.70       8.154           358      83.83         613
15.000 - 15.499                65      8,231,842.24           1.84       8.662           358      83.61         588
15.500 - 15.999                49      7,262,694.52           1.63       9.108           358      82.97         571
16.000 - 16.499                15      1,746,804.08           0.39       9.369           359      84.79         595
16.500 - 16.999                20      5,614,426.25           1.26       7.460           359      78.74         626
17.000 - 17.499                 8      1,835,345.44           0.41       7.809           358      74.13         590
17.500 - 17.999                19      4,966,323.33           1.11       8.130           358      77.33         547
18.000 - 18.499                 2        896,242.42           0.20       8.333           359      78.69         583
18.500 - 18.999                 7      2,148,217.08           0.48       8.737           358      68.66         532
19.000 - 19.499                 1        434,351.65           0.10       9.490           357      79.82         508
-------------------------------------------------------------------------------------------------------------------
Total:                      2,271    446,191,828.94         100.00       7.084           358      83.11         632
-------------------------------------------------------------------------------------------------------------------
Min (>0): 10.500
Max: 19.490
Weighted Average (>0): 13.628
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted
                                                                      Weighted       Average
                                            Current         Pct by     Average        Stated   Weighted    Weighted
                             # of         Principal           Curr       Gross     Remaining    Average     Average
Initial Periodic Rate Cap   Loans           Balance       Prin Bal      Coupon          Term   Orig LTV        FICO
-------------------------------------------------------------------------------------------------------------------
1.000                           2        156,713.78           0.04       9.639           357      84.31         568
1.500                          15      3,295,232.07           0.74       7.109           358      82.30         616
2.000                           8      1,831,401.79           0.41       7.439           359      87.85         691
3.000                       2,244    440,483,680.94          98.72       7.081           358      83.09         632
3.250                           1        271,999.84           0.06       6.750           356      89.18         689
4.950                           1        152,800.52           0.03       8.240           358     100.00         650
-------------------------------------------------------------------------------------------------------------------
Total:                      2,271    446,191,828.94         100.00       7.084           358      83.11         632
-------------------------------------------------------------------------------------------------------------------
Min (>0): 1.000
Max: 4.950
Weighted Average (>0): 2.985
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted
                                                                      Weighted       Average
                                            Current         Pct by     Average        Stated   Weighted    Weighted
Subsequent                   # of         Principal           Curr       Gross     Remaining    Average     Average
Periodic Rate Cap           Loans           Balance       Prin Bal      Coupon          Term   Orig LTV        FICO
-------------------------------------------------------------------------------------------------------------------
1.000                       2,080    402,806,742.87          90.28       7.116           358      83.19         629
1.500                         104     23,880,964.31           5.35       6.765           359      84.35         653
2.000                          87     19,504,121.76           4.37       6.807           357      80.02         674
-------------------------------------------------------------------------------------------------------------------
Total:                      2,271    446,191,828.94         100.00       7.084           358      83.11         632
-------------------------------------------------------------------------------------------------------------------
Min (>0): 1.000
Max: 2.000
Weighted Average (>0): 1.070
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------